UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2011

Lorillard, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34097	13-1911176
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
714 Green Valley Road
Greensboro, North Carolina 24708-7018
(Address of principal executive offices, including zip code)
(336) 335-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Lorillard, Inc. (“Lorillard” or the “Company”) will be holding a webcast of its Investor Day at the Mandarin Oriental Hotel in New York City today, May 4, 2011 at 9:00 a.m. Eastern Daylight Time. The webcast will include a presentation by Murray S. Kessler, the Company’s Chairman, President and Chief Executive Officer, and other members of the Company’s management team and will be broadcast live over the Internet under the Investor Relations section of the Company’s website at www.lorillard.com. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”). Reconciliations of any non-GAAP measures included in the presentation to the most directly comparable GAAP measures are set forth in the appendix to Exhibit 99.1 hereto.
The information under Item 7.01 and in Exhibit 99.1 in this Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	Lorillard, Inc. slide presentation dated May 4, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORILLARD, INC. (Registrant)
By:	/s/ David H. Taylor
David H. Taylor
Executive Vice President, Finance and Planning and Chief Financial Officer

Dated: May 4, 2011